Exhibit 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Eric R. Graef, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1)	The Quarterly Report on Form 10-Q of Preformed Line Products Company for the period ended June 30, 2011 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Preformed Line Products Company.

August 9, 2011	/s/ Eric R. Graef
Eric R. Graef
Chief Financial Officer and Vice President — Finance (Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Preformed Line Products Company and will be retained by Preformed Line Products Company and furnished to the Securities and Exchange Commission or its staff upon request.

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